Exhibit 10.1
PURCHASE AND SALE AGREEMENT

     This Purchase and Sale Agreement (the "Agreement") dated as of November
19, 2001, by and between CALL NOW, INC., a Nevada corporation (the "Seller")
with an address of 10802 Gulfdale, Suite 222, San Antonio, TX 78216 and ROBERT
C. BUFFKIN with an address c/o 10802 Gulfdale, Suite 222, San Antonio, TX
78216 (the "Buyer").  Seller and Buyer are referred to herein collectively as the "Parties".

RECITALS

     WHEREAS, Seller is the beneficial owner of all of the issued and outstanding shares of common stock of Andice Development Co., a Texas corporation (the "Shares"); and

     WHEREAS, Buyer wishes to buy, and Seller wishes to sell, subject to the provisions of this Agreement, all right, title and interest to the Shares; and

     NOW, THEREFORE, in consideration of the premises and of the terms and conditions herein contained, the Parties mutually agree as follows:

     1.     Purchase and Sale of the Shares.  Buyer agrees to purchase from
Seller and Seller agrees to sell, transfer, assign, convey and deliver to
Buyer at the Closing, the Shares, free and clear of all liens, claims or encumbrances for $500,000, subject to adjustment as set forth herein.

     2.     Closing.  Closing of the purchase and sale of the Shares shall take place on November 19, 2001 at the offices of Joel Bernstein, Esq., P.A.,
11900 Biscayne Blvd., Suite 604, Miami, FL 33181, counsel for Seller.  The date on which the Closing occurs is herein referred to as the "Closing Date"
and the "Closing".  The Closing shall continue until the Shares have been transferred as set forth in Sections 4 and 5 below.

     3.     Obligations of Seller at the Closing.  Seller shall deliver, or cause to be delivered  the Shares to Buyer at the Closing by delivery of certificates for the Shares duly endorsed for transfer, free and clear of liens and encumbrances.

     4.     Obligations of Buyer at the Closing.  Buyer shall deliver, or cause to be delivered to Seller at the Closing:

          (a)     Promissory Note and Security Agreement for the purchase
price in the form annexed hereto;

          (b)     Buyer shall assume and agree to indemnify Seller from all
liabilities arising out of the property of the issuer, including Mortgage on the property in the original principal amount of $1,770,000.00.

          (c)     All stock options Seller holds in Buyer shall be cancelled.

          (d)     Buyer shall resign as an officer and director of Seller and
Retama Entertainment Group, Inc.
     5.     Representations, Covenants and Warranties of Seller.  Except as
set forth herein, Seller hereby represents, warrants and covenants to Buyer as follows:

          (a)     Seller has the authority to execute and deliver this
Agreement and to consummate the transactions contemplated hereby.  This
Agreement constitutes the valid and binding agreement of Seller, enforceable against it in accordance with its terms.

          (b)     Seller knows of no requirement to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority as a condition to the lawful consummation by him of the transactions contemplated by this Agreement,

          (c)     There are no actions (including litigation), proceedings or investigations pending, or to Seller's knowledge, threatened, or any verdicts or judgments entered against Seller by any court or any administrative agency that might have a material adverse effect on this transaction, financial or otherwise.

          (d)     The Shares will not be withdrawn, sold, pledged,
hypothecated, or otherwise transferred prior to transfer of the Shares to
Buyer.

          (e)     That the Shares are duly and validly issued, fully paid and non-assessable.  The Shares are not subject to any voting trusts, voting agreements, proxies, liens or encumbrances and all necessary action required to be taken by Seller prior to the Closing will have been taken.

     6.     Representations, Covenants and Warranties of Buyer. Buyer hereby represents, warrants and covenants to Seller as follows:

          (a)     Buyer has the authority to execute and deliver this
Agreement and to consummate the transactions contemplated hereby.  This
Agreement constitutes the valid and binding agreement of Buyer, enforceable against him in accordance with its terms.

          (b)     Buyer knows of no requirement to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority as a condition to the lawful consummation by him of the transactions contemplated by this Agreement,

          (c)     There are no actions (including litigation), proceedings or investigations pending, or to Buyer's knowledge, threatened, or any verdicts or judgments entered against Buyer by any court or any administrative agency that might have a material adverse effect on this transaction, financial or otherwise.

          (d)     Buyer understands and acknowledges that the Shares have not been registered under the Securities Act of 1933 (the "Securities Act") and will contain a legend restricting transfer without compliance with the requirements for registration or exemption from the registration requirements of the Securities Act;

          (e)     Buyer has conducted his own due diligence investigation of the issuer of the Shares and is fully capable of bearing the economic risks of his investment.  In making his investment in the Shares, Buyer has not received any representations or warranties from Seller regarding the business, financial condition or any other matter related to the issuer and is relying solely on his own investigation.

     7.     Additional Agreements.

          At the Closing, the Parties will credit against the purchase price the next payment of principal and interest due on the mortgage encumbering the property owned by the issuer through the date of Closing and add to the purchase price prepaid real estate taxes for the current year based on the date of Closing.

     8.     Miscellaneous.

          (a)     The Parties shall, at any time after the Closing upon the
request of one of the Parties, execute and deliver to the requesting party such documents or instruments of conveyance or assignment or take such other action an is reasonably necessary to complete the transfer of the securities and other transactions contemplated by this Agreement.

          (b)     Each of the Parties hereto shall bear the costs of their
respective counsel and all other legal fees and costs related thereto.  The
Parties hold the each other harmless from any obligation for the payment of any finders fees or commissions in connection with the transactions contemplated by this Agreement.

          (c)     If any provision of this Agreement shall be held to be
invalid or void, the remaining provisions shall nevertheless remain in effect.  No provision of this Agreement may be modified and the performance or observance thereof may not be waived except by written agreement of the
Parties affected hereby. No waiver of any violation or nonperformance of any provision of this Agreement shall be deemed to a waiver of any subsequent violation or non-performance of the same or any other prevision of this
Agreement.

          (d)     This Agreement, the performance of the Parties hereunder and any disputes related hereto shall be governed by the laws of the State of
Texas.  If any of the Parties shall initiate a legal proceeding to enforce its rights hereunder, the prevailing party in such legal proceedings shall be entitled to recover from the other party all costs, expenses and reasonable attorneys' fees incurred in connection with such proceedings.

          (e)     This Agreement is, and sets forth, the entire agreement
between the Parties hereto with respect to the subject matter hereof of and supersedes any prior or contemporaneous discussion, agreements, representations and warranties related thereto.

          (f)     All notices, requests, demands, or other communications
hereunder shall be in writing and shall be deemed to have been duly given when sent by registered mail, return receipt requested:

               (i)     If to Call Now, Inc. addressed to them at:

                         10802 Gulfdale
                         Suite 222
                         San Antonio, TX 78216

                    With a copy to his counsel:

                         Joel Bernstein, Esq., P.A.
                         11900 Biscayne Blvd.
                         Suite 604
                         Miami, FL 33181

               (ii)     If to Buyer addressed to him at:

                         10802 Gulfdale
                         Suite 222
                         San Antonio, TX 78216

                    With a copy to his counsel:

          (g)     The Parties shall consult with each other with respect to
any public announcement of the transactions provided for herein.

          (h)     This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns.

          (i)     This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto.

          (j)     This Agreement may be executed in two or more counterparts and by facsimile, all of which shall be deemed originals and enforceable and together shall constitute a single agreement.

     AGREED TO AND ACCEPTED as of the date first above written.

     CALL NOW, INC., a Nevada corporation

By:
     Title:___________________

     ____________________________________
     ROBERT C. BUFFKIN